Exhibit 99.1               Pro Forma Financial Statements

Introduction

         On April 14, 2003 the Company sold to Niche Marketing the assets and worldwide ownership rights to the REALM(R) Women, REALM(R) Men and inner REALM(R) product lines. Included in the sale were all trademarks, trade names, trade dress, goodwill and inventory. The following pro forma balance sheet and income statement presents the effect that the sale of REALM(R) Women, REALM(R) Men and inner REALM(R) product line would have had on the Company's 2002 operating results and on the year-end balance sheet.


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                         Human Pheromone Sciences, Inc.

                     Consolidated Balance Sheet - Pro Forma

                                                        Previously                           Pro Forma
(in thousands except share data)                         reported         Adjustments         balance
                                                         --------         -----------         --------
Assets
Current assets:
  Cash and cash equivalents                              $  1,394           $ 1,429           $  2,823
  Accounts receivable, net of allowances of $70               249                70                319
  Inventory, net                                              529              (379)               150
  Other current assets                                         26              --                   26
                                                         --------           -------           --------
Total current assets                                        2,198             1,120              3,318

Property and equipment, net                                     5              --                    5
Product licenses                                              149               (99)                50
                                                         --------           -------           --------
                                                         $  2,352           $ 1,021           $  3,373
                                                         ========           =======           ========

Liabilities, Convertible Redeemable Preferred Stock and
  Shareholders' Deficiency

Current liabilities:
  Accounts payable                                       $    201           $   (72)          $    129
  Deferred income                                             315              (315)              --
  Accrued income taxes                                       --                 111                111
  Accrued professional fees                                    57              --                   57
  Accrued vacation                                             34              --                   34
  Other accrued expenses                                       19              --                   19
                                                         --------           -------           --------
Total current liabilities                                     626              (276)               350

Commitments and Contingencies

Convertible redeemable preferred stock:
Preferred stock, issuable in series, no par value,
    10,000,000 shares authorized:
    Series AA 1,433,333 convertible shares issued
      and outstanding, total liquidation value $2,150;      2,146              --                2,146
    Series BB 17,448 convertible shares issued and
      outstanding, total liquidation value $1,745           1,560              --                1,560
                                                         --------           -------           --------
Total convertible redeemable preferred stock                3,706              --                3,706
                                                         --------           -------           --------
Shareholders' deficiency:
  Common stock, no par value, 13,333,333 shares
     authorized, 3,429,839 shares issued and outstanding   17,667              --               17,667
  Foreign currency translation                                (66)             --                  (66)
  Accumulated deficit                                     (19,581)            1,297            (18,284)
                                                         --------           -------           --------
Total shareholders' deficiency                             (1,980)            1,297               (683)
                                                         --------           -------           --------
                                                         $  2,352           $ 1,021           $  3,373
                                                         ========           =======           ========


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                         Human Pheromone Sciences, Inc.

    Consolidated Statements of Operations and Comprehensive Loss - Pro Forma
                          Year ending December 31, 2002


                                                           Previously                  Pro Forma
(in thousands except per share data)                        reported    Adjustments     balance
------------------------------------------------------      --------    -----------     -------
Net revenue, including license fees of $463                 $ 1,956       $(1,403)      $   553
Cost of goods sold                                              693          (542)          151
                                                            -------       -------       -------
Gross profit                                                  1,263          (861)          402
                                                            -------       -------       -------
Operating expenses:
    Research and development                                    296          --             296
    Selling, general and administrative                       1,140           (94)        1,046
                                                            -------       -------       -------
Total operating expenses                                      1,436           (94)        1,342
                                                            -------       -------       -------
Loss from operations                                           (173)         (767)         (940)
                                                            -------       -------       -------
Other (expense) income
    Interest income (expense)                                    21          --              21
    Other (expense)                                             (61)           61          --
                                                            -------       -------       -------
Total other income (expense)                                    (40)           61            21
                                                            -------       -------       -------

Net loss from continuing operations                            (213)         (706)         (919)

Net income and net gain on assets to be sold                   --           2,003         2,003
                                                            -------       -------       -------
Net income (loss) available to common shareholders             (213)        1,297         1,084

Other comprehensive income (loss) - translation adjustment        2          --               2
                                                            -------       -------       -------

Comprehensive income (loss)                                 $  (211)      $ 1,297       $ 1,086
                                                            =======       =======       =======

Net (loss) per common share-basic
      From continuing operations                            $ (0.06)      $ (0.20)      $ (0.26)
                                                            =======       =======       =======
      Net income (loss)                                     $ (0.06)      $  0.37       $  0.31
                                                            =======       =======       =======
Net (loss) per common share-fully diluted
     From continuing operations                             $ (0.06)      $ (0.20)      $ (0.26)
                                                            =======       =======       =======
     Net income (loss)                                        (0.06)         0.25          0.19
                                                            =======       =======       =======
Weighted average common shares outstanding - basic            3,430                       3,430
                                                            =======                     =======
Weighted average common shares outstanding - fully diluted    3,430                       5,695
                                                            =======                     =======


                         Human Pheromone Sciences, Inc.
                     Notes to Pro Forma Financial Statements
                                December 31, 2002

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


Net Earnings (Loss) Per Share

         The Company follows the provisions of SFAS No. 128, Earnings Per Share. SFAS No. 128 provides for the calculation of "Basic" and Diluted" earning per share. Basic earnings (loss) per share is computed using the weighted-average number of common shares outstanding. Diluted earnings (loss) per share are computed using the weighted-average number of common shares and dilutive common shares outstanding during the period. For the years ended December 31, 2002 options to purchase 482,000 shares of common stock, respectively, were excluded from the computation of diluted earnings per share since their effect would be antidilutive.